SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-A

                For registration of certain classes of securities
                     pursuant to section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                               Millenia Hope Inc.
             (Exact name of registrant as specified in its charter)

                 Delaware                               98-0213828
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

4055 St-Catherine West, Suite 142, Montreal Quebec            H3Z 3J8
   (Address of principal executive offices)                 (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                 Name of each exchange on which
        to be so registered                 each class is to be registered
        ________________________            ______________________________
        ________________________            ______________________________
        ________________________            ______________________________

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
__________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
             _______________________________________________________
                                (Title of class)

             _______________________________________________________
                                (Title of class)

                 Information required in registration statement

Item 1. Description of Registrant's Securities to be Registered.

Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B, as applicable.

Item 2. Exhibits.

     A description of the securities is incorporated by reference herein from a Registration Statement on Form 10-SB filed November 28, 2000 (Registration No. 0-29385).

     Copies of instrument defining the rights of the holders each class of securities is incorporated by reference herein from a Registration Statement on Form 10-SB filed November 28, 2000 (Registration No. 0-29385).

                                   Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)  Millenia Hope Inc.

Date  October 23, 2001

By    /s/Leonard Stella
      Leonard Stella, Chief Operating Officer